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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : AUGUST 14, 2002


                             NETSOLVE, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    0-24983                 75-2094811-2
 (State or Other Jurisdiction         (Commission              (IRS Employer
Incorporation or Organization)         File No.)            Identification No.)


                               9500 Amberglen Blvd.
                               Austin, Texas 78729
          (Address of principal executive offices, including zip code)




                                 (512) 340-3000
               (Address, including zip code, and telephone number
                       Including area code of registrant's
                          Principal executive offices)


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Item 9. REGULATION FD DISCLOSURE

     On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Craig S. Tysdal, the registrant's chief executive officer, and Kenneth C. Kieley, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certificates are attached hereto as Exhibits
99.1 and 99.2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on August 14, 2002.

                                                   NETSOLVE, INCORPORATED

                                                   /s/    Craig S. Tysdal
                                                   Craig S. Tysdal, President
                                                   and Chief Executive Officer




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